Other Operating Income	12 Months Ended
Dec. 31, 2021
Other Operating Income
Other Operating Income	Note 4 Other Operating Income

	Year Ended December 31,
	2021	2020	2019
Exchange rate differences	149	2,501	4,385
Net gains on disposal of equipment	110	—	—
Total	259	2,501	4,385